Exhibit 99.1

MoonLake Immunotherapeutics AG Announces Closing of Business Combination with Helix Acquisition Corp.

MoonLake Immunotherapeutics, a clinical-stage biopharmaceutical company elevating care with innovative immunology therapeutics, will be listed on Nasdaq under the ticker “MLTX”

ZUG, Switzerland and Boston, U.S., April 5, 2022 – MoonLake Immunotherapeutics AG, a clinical-stage biopharmaceutical company elevating care with innovative immunology therapeutics, today announced the closing of its previously announced business combination with Helix Acquisition Corp. (“Helix”), a publicly traded special purpose acquisition company The business combination was unanimously approved by Helix’s board of directors and was approved by Helix’s shareholders at an extraordinary general meeting on March 31, 2022. In connection with the closing, Helix changed its name to MoonLake Immunotherapeutics (“MoonLake” or the “Company”). Beginning April 6, 2022, MoonLake’s shares will trade on the Nasdaq Stock Market under the ticker symbol “MLTX.”

MoonLake plans to execute on its development program to unlock the potential of Sonelokimab, the novel investigational Nanobody® for the treatment of inflammation, to revolutionize outcomes for patients with inflammatory diseases.

The current management team of MoonLake Immunotherapeutics AG will lead the Company, including Dr. Jorge Santos da Silva (co-founder and Chief Executive Officer) and Dr. Kristian Reich (co-founder and Chief Scientific Officer), Matthias Bodenstedt (Chief Financial Officer), Nuala Brennan (Chief Clinical Development Officer) and Dr. Oliver Daltrop (Chief Technology Officer). MoonLake’s Board of Directors now consists of seven members, divided into three classes, and six of the directors are “independent” under Nasdaq listing standards. Simon Sturge will serve as Chairman of the Board of Directors, which also includes Mr. Spike Loy, Dr. Andrew Phillips, Ms. Catherine Moukheibir, Dr. Kara Lassen and Dr. Ramnik Xavier, as well as Dr. Jorge Santos da Silva, CEO of MoonLake.

Simon Sturge, Chairman of MoonLake, commented: “This transaction supports MoonLake’s ambitious program to develop sonelokimab to treat inflammatory diseases with major unmet medical needs, with lead indications entering Phase 2 trials, including hidradenitis suppurativa.”

Dr. Jorge Santos da Silva, Founder & CEO of MoonLake, added: “Listing on the Nasdaq Stock Market is a major achievement for the MoonLake team and its investors. It demonstrates the exceptional and fast progress since founding our company and licensing sonelokimab in the first half of 2021. The transaction positions us to continue developing what we believe is a unique technology designed to selectively inhibit the naturally-occurring dimers of both IL-17A and IL-17F that drive inflammation in patients, directly target sites of inflammation and penetrate difficult-to-reach inflamed tissues and joints, and in so doing unlock the potential of sonelokimab to revolutionize outcomes for patients.”

Bihua Chen, Founder and CEO of Cormorant, and CEO of Helix said: “MoonLake’s leadership and overall team, Board of Directors, global advisory panel and network of collaborators bring tremendous expertise and experience to advance treatment outcomes in inflammatory diseases. We are excited about the potential of sonelokimab, the novel investigational Nanobody® for the treatment of inflammation, to improve outcomes for patients and deliver long-term value for investors.”

About MoonLake Immunotherapeutics

MoonLake Immunotherapeutics is a clinical-stage biopharmaceutical company unlocking the potential of sonelokimab, the first investigational Nanobody® for the treatment of inflammation, to revolutionize outcomes for patients. Sonelokimab optimally inhibits IL-17A and IL-17F inhibition to treat inflammatory diseases, by independently inhibiting the naturally-occurring IL-17 A/A, A/F and F/F dimers that drive inflammation in patients. The Company’s focus is on inflammatory diseases with a major unmet need with lead indications currently progressing into Phase 2 trials for hidradenitis suppurativa, psoriatic arthritis, ankylosing spondylitis or radiographic axial spondyloarthritis. MoonLake is headquartered in Zug, Switzerland.

Cautionary Statement Regarding Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding MoonLake’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: plans for preclinical studies, clinical trials and research and development programs; the anticipated timing of the results from those studies and trials; and the expected benefits of the proposed business combination. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking.

Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by MoonLake and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the effect of the announcement of the transaction on the business relationships, operating results, and business generally of MoonLake, (ii) risks that the transaction disrupts current plans and operations of MoonLake, (iii) the outcome of any legal proceedings that may be instituted against MoonLake related to the business combination, (iv) the ability to maintain the listing of MoonLake’s securities on the Nasdaq Stock Market or another national securities exchange, (v) changes in the competitive and regulated industries in which MoonLake operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of MoonLake, and changes in capital structure, and (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize projected results and underlying assumptions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the revised definitive proxy statement filed by Helix with the U.S. Securities and Exchange Commission (“SEC”) on March 4, 2022 and in other documents filed by MoonLake from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. MoonLake does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based.

Trademarks

This press release may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this press release may be listed without the TM, SM © or ® symbols, but MoonLake will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Contacts

MoonLake Immunotherapeutics Investors

Matthias Bodenstedt, CFO

info@moonlaketx.com

MoonLake Immunotherapeutics Media

Matthew Cole, Mary-Jane Elliott

Consilium Strategic Communications

media@moonlaketx.com

MoonLake@consilium-comms.com